UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

Applied Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38898	81-3405262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Fifth Avenue, Suite 1400 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 220-9226

(Registrant’s telephone number, including area code)

Not Applicable

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	APLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 11, 2025, Applied Therapeutics, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cycle Group Holdings Limited, a private limited company incorporated in England and Wales (“Parent”), and Parent’s indirect wholly owned subsidiary, AT2B, Inc., a Delaware corporation (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at a price of (i) $0.088 per Share, net to the seller in cash, without interest (the “Closing Amount”) plus (ii) one non-tradeable contingent value right per Share (each, a “CVR”), which represents the contractual right to receive up to four contingent cash payments up to an aggregate of (x) $0.40 per CVR plus (y) an amount equal to each CVR holder’s pro rata portion of any Closing Cash Payment (as defined in the CVR Agreement), upon the achievement of the specified milestones and existence of Closing Cash (as defined in the CVR Agreement) that exceeds $500,000 but is less than $1,500,000 at the Effective Time, in each case, in accordance with the terms and subject to the conditions of a contingent value rights agreement (the “CVR Agreement”) by and among Parent and Equiniti Trust Company, LLC (the “Rights Agent”) (the Closing Amount plus one CVR, collectively, the “Offer Price”).

The Offer, as extended, and related withdrawal rights expired at one minute after 11:59 p.m., New York City time, on February 2, 2026 (such time, the “Expiration Time”). Equiniti Trust Company, LLC, in its capacity as the depositary for the Offer, has advised that, as of the Expiration Time, 79,518,606 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 51.56% of the total number of Shares outstanding at the Expiration Time. As each of the conditions of the Offer were satisfied, on February 3, 2026, Purchaser accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Following the consummation of the Offer, the remaining conditions to the merger of Purchaser with and into the Company (the “Merger”) set forth in the Merger Agreement were satisfied, and on February 3, 2026, Parent completed its acquisition of the Company by consummating the Merger without a meeting of stockholders of the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (“DGCL”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), each Share (other than (i) Shares held in the treasury of the Company immediately prior to the Effective Time, (ii) Shares that immediately prior to the Effective Time were owned by Parent, Purchaser, the Company or any of their respective direct or indirect wholly owned subsidiaries, (iii) Shares irrevocably accepted for purchase in the Offer and (iv) Shares held by stockholders who have properly demanded appraisal of such Shares in accordance with the DGCL) was cancelled and converted into the right to receive the Offer Price without interest, less any applicable withholding taxes (the “Merger Consideration”). As a result of the Merger, the Company became an indirect wholly owned subsidiary of Parent. The aggregate consideration paid by Purchaser in the Offer and the Merger to acquire the Shares was approximately $14.3 million.

In addition, immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, each option to purchase Shares granted under the Company’s equity incentive plans that had a per Share exercise price less than the Closing Amount as of immediately prior to the Effective Time (each such option to purchase Shares, an “In-the-Money Company Stock Option”) (or portion thereof) that was outstanding immediately prior to the Effective Time, to the extent not vested, automatically became fully vested and was cancelled at the Effective Time, and the holder of such cancelled In-the-Money Company Stock Option received (without interest) (1) an amount in cash (less applicable tax withholdings) equal to the product of (x) the total number of Shares subject to such In-the-Money Company Stock Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of the Closing Amount over the applicable exercise price per Share under such In-the-Money Company Stock Option and (2) one CVR for each Share subject to such In-the-Money Company Stock Option immediately prior to the Effective Time, which shall be payable in accordance with the CVR Agreement. Any option to purchase Shares granted under the Company’s equity incentive plans that had a per Share exercise price that equaled or exceeded the Closing Amount as of immediately prior to the Effective Time (“Out-Of-the-Money Company Stock Options”) (or portion thereof), to the extent not vested, automatically became fully vested as of prior to the Effective Time, and any Out-Of-the-Money Company Stock Options that remained outstanding and unexercised as of the Effective Time were cancelled without any consideration being payable in respect thereof and have no further force or effect.

Immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof, each restricted stock unit in respect of Shares granted under the Company’s equity incentive plans which was subject to time-based vesting restrictions (each such restricted stock unit, a “Company RSU”) (or portion thereof) that was outstanding immediately prior to the Effective Time, to the extent not vested, automatically became fully vested and was cancelled at the Effective Time, and the holder of such cancelled Company RSU received (without interest) (1) an amount in cash (less applicable tax withholdings) equal to (x) the total number of Shares subject to (or deliverable under) such Company RSU immediately prior to the Effective Time multiplied by (y) the Closing Amount and (2) one CVR for each Share subject to such Company RSU immediately prior to the Effective Time, which will be payable in accordance with the CVR Agreement.

Each warrant to purchase Shares issued by the Company on June 27, 2022 (“Common Stock Warrant”) and each pre-funded warrant to purchase Shares issued by the Company on June 27, 2022 (“Pre-Funded Warrant”) that was outstanding and not exercised immediately prior to the Effective Time was cancelled and represented only the right to receive from the surviving corporation an amount in cash, without interest, equal to the Black Scholes Value (as defined in the applicable Common Stock Warrant or Pre-Funded Warrant) of the remaining unexercised portion of such Common Stock Warrant or Pre-Funded Warrant in accordance with its terms, less applicable tax withholdings. Each warrant to purchase Shares issued by the Company on March 13, 2017 (“Legacy Warrant”) that was outstanding and not exercised immediately prior to the Effective Time ceased to represent a Legacy Warrant exercisable for Shares, and the holder of such Legacy Warrant was entitled to receive, upon the exercise of such Legacy Warrant by such holder, the Merger Consideration as if such exercise had taken place immediately prior to the Effective Time. Each warrant to purchase Shares issued by the Company on November 5, 2018 or April 9, 2019 (“Other Legacy Warrant”) that was outstanding and not exercised immediately prior to the Effective Time ceased to represent an Other Legacy Warrant exercisable for Shares and was terminated in accordance with its terms.

Pursuant to the Unsecured Promissory Note (the “Promissory Note”) dated December 11, 2025, between the Company and Parent, under which Parent agreed to provide unsecured debt financing to the Company, the Company will be required to repay to Parent the aggregate unpaid principal amount of the Promissory Note, together with accrued and unpaid interest thereon, on the date that is ten (10) days after the Closing Date (as defined in the Merger Agreement).

The foregoing summary of the principal terms of the Merger Agreement, the CVR Agreement and the Promissory Note and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement filed hereto as Exhibit 2.1, the full text of the CVR Agreement filed hereto as Exhibit 2.2, and the full text of the Promissory Note filed hereto as Exhibit 10.1 which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 of this Current Report on Form 8-K are incorporated herein by reference into this Item 2.01.

On February 3, 2026, Purchaser irrevocably accepted for payment all Shares validly tendered pursuant to the Offer and not validly withdrawn as of the expiration of the Offer. On February 3, 2026, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the stockholders of the Company required to consummate the Merger. Upon the consummation of the Merger, the Company became an indirect wholly owned subsidiary of Parent. The aggregate consideration paid by Purchaser in the Offer and the Merger to acquire the Shares was approximately $14.3 million. Parent provided Purchaser with the necessary funds to fund the Offer and the Merger from its cash on hand.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

On February 3, 2026, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on February 3, 2026 and (B) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The disclosure under the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the consummation of the Offer, there was a change in control of the Company, and Parent, as the indirect parent of Purchaser, acquired control of the Company. At the Effective Time, the Company became an indirect wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, and effective at the Effective Time, each of Les Funtleyder, Teena Lerner, Jay S. Skylar and Stacy J. Kanter resigned as directors of the Company and members of any committee of the Company’s board of directors.

In connection with the Merger and as contemplated by the Merger Agreement, upon the consummation of the Merger, the sole director of Purchaser, James Harrison, became the sole director of the Company at the Effective Time.

As a result of the Merger, as of the Effective Time, each of Les Funtleyder, Evan Bailey, Dale Hooks, Constantine Chinoporos, and Todd Baumgartner ceased serving as an officer of the Company.

Further, pursuant to the Merger Agreement, effective as of the Effective Time, James Harrison, as President of Purchaser immediately prior to the Effective Time, became the President of the Company, and Andrea Reiner, as Secretary of Purchaser immediately prior to the Effective Time, became the Secretary of the Company.

Information regarding Mr. Harrison and Ms. Reiner has been previously disclosed in Schedule I of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Parent and Purchaser with the SEC on December 29, 2025, as subsequently amended, which schedule is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated December 11, 2025, by and among the Company, Parent, and Purchaser (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 12, 2025).

2.2*	Contingent Value Rights Agreement, dated February 3, 2026, by and among Parent and the Rights Agent (incorporated by reference to Exhibit (d)(5) to the Schedule TO-T/A filed by Purchaser on February 3, 2026).

3.1	Fifth Amended and Restated Certificate of Incorporation of the Company.

3.2	Second Amended and Restated Bylaws of the Company.

10.1*	Unsecured Promissory Note, dated as of December 11, 2025, issued by the Company to Parent (incorporated herein by reference to Exhibit 10.1 to Applied Therapeutics, Inc.’s Form 8-K (File No. 001-38898), filed December 12, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED THERAPEUTICS, INC.

Date: February 3, 2026	By:	/s/ James Harrison
James Harrison President